SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

GRIC COMMUNICATIONS, INC.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5:  Other Events

On October 23, 2003, GRIC Communications, Inc., a leading provider of secure enterprise mobility solutions, announced the appointment of Walter Sousa, Executive Chairman of MediaRing Ltd., a Singapore Exchange-listed company, to its board of directors, compensation committee and nomination committee.  In addition, GRIC announced the resignation of board members Mark Hsu and Robert Shen, representatives of H&Q Asia Pacific, a venture capital fund.  Their resignations, effective October 20, 2003, reflected a decision by H&Q Asia Pacific to reduce participation by its employees on boards of directors of companies whose shares are publicly traded.  Following these changes, GRIC has six members on its board of directors.  Previously, GRIC announced that James Goodman, a member of Axcelerant’s board, together with a new independent director mutually agreed upon by GRIC and Axcelerant, would both become members of GRIC’s board following consummation of its merger with Axcelerant.

Item 7:  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release dated October 23, 2003, announcing the Registrant’s financial results for the quarter ended September 30, 2003.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on October 23, 2003, presenting the Registrant’s financial results for the quarter ended September 30, 2003.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12:  Results of Operations and Financial Condition.

The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On October 23, 2003, GRIC issued a press release announcing its financial results for the quarter ended September 30, 2003, a copy of which is furnished as Exhibit 99.01 to this report, and presented its financial results for the quarter ended September 30, 2003 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference and webcast.  A copy of the script for this conference call is furnished as Exhibit 99.02 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIC COMMUNICATIONS, INC.

Date: October 23, 2003	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.01	Press Release dated October 23, 2003, announcing the Registrant’s financial results for the quarter ended September 30, 2003.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on October 23, 2003, presenting the Registrant’s financial results for the quarter ended September 30, 2003.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.